Exhibit 99.1

Advent Software Reports Third Quarter 2013 Results

Company Achieves Record Quarterly Revenue of $97 Million

SAN FRANCISCO — October 28, 2013 — Advent Software, Inc. (NASDAQ: ADVS), a leading provider of software and services to the global investment management industry, announced today its financial results for the third quarter ended September 30, 2013.

“Advent delivered record revenues and solid profitability, demonstrating the value customers continue to place on our solutions,” said Pete Hess, Chief Executive Officer at Advent. “Third quarter highlights also included our successful annual client conference, AdventConnect, where we shared a well-received preview of our new cloud-based solution platform, which launches next year. It’s exciting to see the enthusiasm as we continue to sharpen our focus on our clients’ success.”

THIRD QUARTER 2013 RESULTS

GAAP Results for Continuing Operations

The Company reported quarterly revenue of $96.8 million for the third quarter of 2013, compared to $90.2 million in the third quarter of 2012, a 7% increase.

Operating income for the third quarter of 2013 was $17.4 million, or 18.0% of revenue, compared to $12.6 million or 14.0% of revenue for the third quarter of 2012.

Net income for the third quarter of 2013 was $9.8 million compared to $7.7 million in the third quarter of 2012.

On a fully diluted basis, earnings per share in the third quarter of 2013 were $0.18, compared to $0.15 in the third quarter of 2012.

Operating cash flow in the third quarter of 2013 was $22.8 million, compared with $25.3 million in the third quarter of 2012.

Cash, cash equivalents and marketable securities totaled $41 million as of September 30, 2013, compared to $404 million as of June 30, 2013. On July 9, 2013, the Company paid a one-time special cash dividend of $9 per share totaling approximately $470 million. The special dividend was financed with cash on hand and proceeds from Advent’s recently closed $425 million senior credit facility. Total outstanding debt as of September 30, 2013 was $350 million compared to $225 million as of June 30, 2013.

Deferred revenue as of September 30, 2013 was $173 million, compared to $174 million as of June 30, 2013.

Non-GAAP Results for Continuing Operations

Non-GAAP operating income for the third quarter of 2013 was $29.0 million, or 30.0% of revenue. This represents a 39% increase compared to $20.8 million, or 23.1% of revenue, in the third quarter of 2012.  On a fully diluted basis, non-GAAP earnings per share were $0.31 in the third quarter of 2013 and represent a 22% increase from non-GAAP diluted earnings per share of $0.26 in the third quarter of 2012.

The reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release.

THIRD QUARTER HIGHLIGHTS

•                  Continued Market Demand: Advent saw continued success across all of its client segments, from hedge funds and asset managers to family offices, fund administrators and the growing advisory market. The Company added new clients including: Crabel Capital Management, Seer Capital Management LP, Whitebox Advisors, Evercore Wealth Management, Cain, Watters & Associates, Essex Financial Services, Watermark Asset Management, Sparebanken Vest, Herald Investment Management, and CACEIS. Existing clients that expanded their relationship with Advent or migrated to a new Advent platform included: Vastardis Fund Services, Sentinel Investment, Weeden Prime Services, Swift Run Capital Management, Towneley Capital Management, Brown Advisory and BTIG.

•                  Client Conference Success: With over 1,000 attendees, AdventConnect 2013 was the Company’s largest client conference in its 30 year history. At the conference, Advent unveiled a number of new enhancements and product solutions including Geneva® 10.0, Tamale RMS® 7.0 and Advent DirectTM.

FINANCIAL GUIDANCE

Advent updates the following financial guidance for the fourth quarter and fiscal year 2013:

Guidance	Q4 2013	FY 2013
Total Revenue ($M)	$95 -$97	$380-$382
YoY Revenue Growth	3% - 5%	6%
GAAP Operating Margin	n/a	11.0% - 11.5%
Stock Compensation Expense (% of revenue)	n/a	13.0%
Amortization of Intangibles (% of revenue)	n/a	3.0%
Recapitalization Costs (% of revenue)	n/a	1.5%
Restructuring Charges (% of revenue)	n/a	1.0%
Non-GAAP Operating Margin	n/a	29.5% - 30.0%
Operating Cash Flow ($M)	n/a	$93 - $97
Capital Expenditures ($M)	n/a	$8 - $10
Effective Tax Rate (GAAP)	n/a	25% - 30%
Effective Tax Rate (non-GAAP)	n/a	35%

INVESTOR CALL

Advent Software, Inc. will host its Q3 2013 quarterly earnings conference call at 5:00 p.m. Eastern time today.  The Q3 2013 earnings presentation and trended disclosures file, which include highlights and detailed financial information, are currently available at http://investor.advent.com.  To participate via phone, please dial (877) 280-4962 and request conference ID #26629001.  Telephone replay will be available through midnight November 4, 2013.  The replay number for domestic callers is (888) 286-8010, and for international callers is (617) 801-6888, with the conference ID of #34661098.

The conference call will also be webcast live and then archived on http://investor.advent.com.

ABOUT ADVENT

Over the last 30 years of industry change, our core mission to help our clients focus on their unique strategies and deliver exceptional investor service has never wavered. With unparalleled precision and ahead of the curve solutions, we’ve helped over 4,400 firms in nearly 60 countries

- from established global institutions to small start-up practices — to grow their business and thrive.  Advent technology helps firms minimize risk, work together seamlessly, and discover new opportunities in a constantly evolving world. Together with our clients, we are shaping the future of investment management. For more information on Advent products visit http://www.advent.com.

ABOUT NON-GAAP FINANCIAL INFORMATION

This press release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles in the United States of America (U.S. GAAP), please see the accompanying tables entitled “Reconciliation of Selected Continuing Operations’ GAAP Measures to Non-GAAP Measures.”

FORWARD-LOOKING STATEMENTS

The financial projections under Financial Guidance and any other forward-looking statements included in this presentation reflect management’s best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here.  These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our products; the successful development, release and market acceptance of new products and product enhancements; uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2012 Annual Report on Form 10-K.  The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Advent, Advent Software, Geneva and Tamale RMS are registered trademarks of, and the Advent logo is a mark of, Advent Software, Inc.  Any other company names or marks mentioned herein are those of their respective owners.

CONTACTS
Media Contact:
Amanda Diamondstein-Cieplinska
Advent Software, Inc.
(415) 645-1668
adiamond@advent.com

Investor Relations Contact:
Justin Ritchie
Advent Software, Inc.
(415) 645-1683
jritchie@advent.com

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(GAAP, Unaudited)

	September 30	December 31
	2013	2012
ASSETS
Current assets:
Cash and cash equivalents	$41,380	$58,217
Short-term marketable securities	—	111,192
Accounts receivable, net	56,597	61,069
Deferred taxes, current	18,934	18,934
Prepaid expenses and other	30,917	25,868
Current assets of discontinued operation	—	88
Total current assets	147,828	275,368
Property and equipment, net	31,602	37,269
Goodwill	206,956	206,932
Other intangibles, net	30,478	38,205
Long-term marketable securities	—	61,552
Deferred taxes, long-term	20,399	24,524
Other assets	16,024	12,994
Noncurrent assets of discontinued operation	1,609	1,609

Total assets	$454,896	$658,453

LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY
Current liabilities:
Accounts payable	$9,771	$5,190
Accrued liabilities	35,713	37,096
Deferred revenues	165,152	174,388
Income taxes payable	—	5,593
Current portion of long-term debt	20,000	10,000
Current liabilities of discontinued operation	625	262
Total current liabilities	231,261	232,529
Deferred revenues, long-term	7,617	8,787
Long-term income taxes payable	5,335	5,335
Long-term debt	330,000	85,000
Other long-term liabilities	11,556	13,139
Noncurrent liabilities of discontinued operation	2,928	3,804

Total liabilities	588,697	348,594

Stockholders’ (deficit) equity:
Common stock	509	505
Additional paid-in capital	32,673	453,585
Accumulated deficit	(176,869)	(154,261)
Accumulated other comprehensive income	9,886	10,030
Total stockholders’ (deficit) equity	(133,801)	309,859

Total liabilities and stockholders’ (deficit) equity	$454,896	$658,453

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(GAAP, Unaudited)

	Three Months Ended September 30		Nine Months Ended September 30
	2013	2012	2013	2012
Net revenues:
Recurring revenues	$88,116	$81,090	$260,862	$240,752
Non-recurring revenues	8,651	9,084	24,518	26,050

Total net revenues	96,767	90,174	285,380	266,802

Cost of revenues (1):
Recurring revenues	17,782	17,216	52,173	51,962
Non-recurring revenues	11,501	13,011	31,088	33,615
Amortization of developed technology	2,508	2,586	7,405	7,700

Total cost of revenues	31,791	32,813	90,666	93,277

Gross margin	64,976	57,361	194,714	173,525

Operating expenses (1):
Sales and marketing	18,546	17,965	58,967	56,122
Product development	17,369	17,077	52,254	50,377
General and administrative	10,894	8,752	43,895	27,619
Amortization of other intangibles	953	955	2,863	2,867
Recapitalization costs	—	—	6,041	—
Restructuring (benefit) charges	(157)	(17)	2,959	53

Total operating expenses	47,605	44,732	166,979	137,038

Income from continuing operations	17,371	12,629	27,735	36,487
Interest and other income (expense), net	(2,977)	(130)	(4,610)	(1,105)

Income from continuing operations before income taxes	14,394	12,499	23,125	35,382
Provision for income taxes	4,561	4,812	5,390	13,181

Net income from continuing operations	$9,833	$7,687	$17,735	$22,201

Discontinued operation:
Net (loss) income from discontinued operation (net of applicable taxes of $(16), $(13), $45 and $134, respectively)	(20)	11	68	233

Net income	$9,813	$7,698	$17,803	$22,434

Basic net income (loss) per share (2):
Continuing operations	$0.19	$0.15	$0.35	$0.44
Discontinued operation	(0.00)	0.00	0.00	0.00
Total operations	$0.19	$0.15	$0.35	$0.44

Diluted net income (loss) per share (2):
Continuing operations	$0.18	$0.15	$0.33	$0.42
Discontinued operation	(0.00)	0.00	0.00	0.00
Total operations	$0.18	$0.15	$0.33	$0.43

Weighted average shares used to compute net income (loss) per share:
Basic	51,576	50,401	51,241	50,722
Diluted	53,937	52,248	53,329	52,764

(1) Includes stock-based employee compensation expense as follows:

Cost of recurring revenues	$853	$615	$2,647	$1,810
Cost of non-recurring revenues	578	331	2,690	926
Total cost of revenues	1,431	946	5,337	2,736

Sales and marketing	2,874	1,877	10,920	5,263
Product development	2,083	1,440	6,941	4,338
General and administrative	2,003	1,108	17,399	3,007
Total operating expenses	6,960	4,425	35,260	12,608

Total stock-based employee compensation expense	$8,391	$5,371	$40,597	$15,344

(2) Net income (loss) per share is based on actual calculated values and totals may not sum due to rounding.

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Nine Months Ended September 30
	2013	2012
Cash flows from operating activities:
Net income	$17,803	$22,434
Adjustment to net income for discontinued operation net income	(68)	(233)
Net income from continuing operations	17,735	22,201

Adjustments to reconcile net income to net cash provided by operating activities from continuing operations:
Stock-based compensation	40,597	15,344
Excess tax benefit from stock-based compensation	(4,220)	(4,693)
Depreciation and amortization	18,903	19,372
Amortization of debt issuance costs	593	285
Provision for doubtful accounts	290	209
(Reduction of) provision for sales reserves	(196)	1,019
Deferred income taxes	6,281	4,043
Other	(45)	(521)
Effect of statement of operations adjustments	62,203	35,058
Changes in operating assets and liabilities:
Accounts receivable	4,181	8,062
Prepaid and other assets	(860)	4,137
Accounts payable	3,843	(2,066)
Accrued liabilities	(9,801)	(7,137)
Deferred revenues	(10,210)	(13,506)
Income taxes payable	(5,190)	7,024
Effect of changes in operating assets and liabilities	(18,037)	(3,486)

Net cash provided by operating activities from continuing operations	61,901	53,773

Cash flows from investing activities:
Cash used in acquisition	—	(700)
Purchases of property and equipment	(2,161)	(5,383)
Capitalized software development costs	(2,556)	(1,942)
Purchases of marketable securities	(57,863)	(91,926)
Sales and maturities of marketable securities	228,619	69,600

Net cash provided by (used in) investing activities from continuing operations	166,039	(30,351)

Cash flows from financing activities:
Proceeds from common stock issued from exercises of stock options	18,382	4,211
Proceeds from common stock issued under the employee stock purchase plan	3,211	3,448
Excess tax benefits from stock-based compensation	4,220	4,693
Withholding taxes related to equity award net share settlement	(8,043)	(5,257)
Proceeds from debt	375,000	—
Repayment of debt	(120,000)	(3,750)
Debt issuance costs	(5,725)	—
Repurchase of common stock	(41,256)	(41,275)
Payment of cash dividend	(470,133)	—

Net cash used in financing activities from continuing operations	(244,344)	(37,930)

Net cash transferred to discontinued operation	(358)	(593)

Effect of exchange rate changes on cash and cash equivalents	(75)	258

Net change in cash and cash equivalents from continuing operations	(16,837)	(14,843)
Cash and cash equivalents of continuing operations at beginning of period	58,217	65,525

Cash and cash equivalents of continuing operations at end of period	$41,380	$50,682

	Nine Months Ended September 30
	2013	2012
Supplemental disclosure of cash flow information:
Noncash investing activities:
Capital expenditures included in accounts payable	$738	$—
Cash flows from discontinued operation:
Net cash used in operating activities	$(358)	$(593)
Net cash provided by investing activities	—	—
Net cash transferred from continuing operations	358	593
Net change in cash and cash equivalents from discontinued operation	—	—
Cash and cash equivalents of discontinued operation at beginning of period	—	—

Cash and cash equivalents of discontinued operation at end of period	$—	$—

The cash flows from the discontinued operation, as presented in the condensed consolidated statement of cash flows, relate to the operations of MicroEdge, Inc.

ADVENT SOFTWARE, INC.

RECONCILIATION OF SELECTED CONTINUING OPERATIONS’ GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

To supplement our condensed consolidated financial statements presented in accordance with generally accepted accounting principles in the United States of America (or GAAP), Advent uses non-GAAP measures of continuing operations’ gross margin, operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, income, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

	Three Months Ended September 30
	2013		2012
	Amount	% of Net Revenues	Amount	% of Net Revenues

GAAP gross margin	$64,976	67.1%	$57,361	63.6%
Amortization of acquired intangibles	1,883		1,894
Stock-based compensation	1,431		946
Non-GAAP gross margin	$68,290	70.6%	$60,201	66.8%

GAAP operating income	$17,371	18.0%	$12,629	14.0%
Amortization of acquired intangibles	2,836		2,849
Stock-based compensation	8,391		5,371
Restructuring benefit	(157)		(17)
Recapitalization costs	—		—
Transaction related fees	565		—
Non-GAAP operating income	$29,006	30.0%	$20,832	23.1%

GAAP net income	$9,833		$7,687
Amortization of acquired intangibles	2,836		2,849
Stock-based compensation	8,391		5,371
Restructuring benefit	(157)		(17)
Recapitalization costs	—		—
Transaction related fees	565		—
Income tax adjustment (1)	(4,549)		(2,434)
Non-GAAP net income	$16,919		$13,456

GAAP net income	$9,833		$7,687
Net interest	2,631		422
Provision for income taxes	4,561		4,812
Depreciation expense	2,771		2,980
Amortization expense	3,461		3,541
Stock-based compensation	8,391		5,371
Adjusted EBITDA	$31,648		$24,813

Diluted net income per share
GAAP	$0.18		$0.15
Non-GAAP	$0.31		$0.26

Shares used to compute diluted net income per share	53,937		52,248

(1)         The estimated non-GAAP effective tax rate was 35% for the three months ended September 30, 2013 and 2012, respectively, and has been used to adjust the provision for income taxes for non-GAAP net income and non-GAAP diluted net income per share purposes.

ADVENT SOFTWARE, INC.

RECONCILIATION OF PROJECTED CONTINUING OPERATIONS’ GAAP OPERATING INCOME %

TO NON-GAAP OPERATING INCOME %

(Preliminary and unaudited)

Advent provides projections for the non-GAAP measure of its continuing operations’ operating income percentage. This non-GAAP measure excludes certain costs, expenses, gains and losses which we believe is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. Adjustments to our projected continuing operations’ GAAP results are made with the intent of providing management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.

	Twelve Months Ending December 31, 2013
	Continuing Operations
	Operating Income %

Projected GAAP	11.0%	to	11.5%

Projected stock-based compensation adjustment		13.0%
Projected amortization of acquired developed technology and other acquired intangible asset adjustment		3.0%
Projected recapitalization costs		1.5%
Projected restructuring charge adjustment		1.0%

Projected non-GAAP	29.5%	to	30.0%